UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934

                       Date of Report January 25, 2002

                       DATAMARINE INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

                                   0-8936
                          (Commission File Number)

       Washington                                   04-2454559
(State of Incorporation)             (I.R.S. Employer Identification Number)

             7030 220th SW, Mountlake Terrace, Washington 98043
                  (Address of principal executive offices)

                                (425)771-2182
            (Registrant's telephone number, including area code)


Item 6. Resignations of Registrant's Directors

On January 18, 2002, Philip Adler resigned his position as a Director of the Company, and as such will not complete his term ending in 2002. Mr. Adler joined the Datamarine board in May 2001. With the Company shifting its emphasis from land mobile to marine products, Mr. Adler decided to leave the board and return to full time management of his own land mobile business.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Datamarine International, Inc.
                                                (Registrant)



Date:  January 25, 2002                /S/ JAN KALLSHIAN
       ----------------                -----------------
                                       Jan Kallshian
                                       Chief Financial Officer